                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 June 28, 1999
                     -------------------------------------
                Date of Report (Date of earliest event reported)


                              Juno Lighting, Inc.
                     -------------------------------------
             (Exact name of registrant as specified in its charter

        Delaware                       0-11631                 36-2852993
       ----------                      --------               -----------
(State or other jurisdiction         (Commission             (IRS Employer
   of incorporation)                  File Number)           Identification No.)



       1300 S. Wolf Road, P.O. Box 5065, Des Plaines, Illinois 60017-5065
       ------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (847) 827-9880
                              -----------------
                        (Registrant's telephone number)


                               Page 1 of 4 Pages
                            Exhibit Index on Page 4
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ITEM 5. OTHER EVENTS.
------  ------------

     On June 28, 1999, Juno Lighting, Inc. ("Juno") announced that it had completed its offering of $125 million of senior subordinated notes in a private placement in connection with the financing of the proposed merger and recapitalization to be voted on at the special meeting of stockholders to be held on June 29, 1999.

     Juno's press release, dated June 28, 1999, is filed as an exhibit hereto and is incorporated by reference. The foregoing summary is qualified in its entirety by reference to such exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
------  ---------------------------------

     (c)  Exhibits

          99.1 Press Release, dated June 28, 1999, issued by Juno Lighting, Inc.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JUNO LIGHTING, INC.

                                        By  /s/ Robert S. Fremont
                                            -----------------------------
                                        Name:  Robert S. Fremont
                                        Title: Chairman and Chief
                                               Executive Officer

Date: June 28, 1999





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                                 EXHIBIT INDEX



 Exhibit
 Number                                  Description
 -------                                 -----------
  99.1      Press Release, dated June 28, 1999, issued by Juno Lighting, Inc.





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


FOR IMMEDIATE RELEASE


                            JUNO LIGHTING ANNOUNCES
                      PRICING OF SENIOR SUBORDINATED NOTES


DES PLAINES, Ill., (June 28, 1999) -- Juno Lighting, Inc. (NASDAQ:JUNO) today announced that it had completed its offering of $125 million of senior subordinated notes in a private placement in connection with the financing of the proposed merger and recapitalization to be voted on at the upcoming special meeting of stockholders on June 29, 1999. The notes mature in 2009, bear interest at 11.875% per year and were priced at 99.282% of par to yield 12.00%. The notes have not been registered under the Securities Act of 1933, as amended and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The net proceeds from the offering would be used together with other related financing to finance the recapitalization.

Juno is a specialist in the design, manufacturing, and marketing of lighting fixtures for commercial and residential use.

Any offering of securities in connection with the merger and recapitalization will be made only by means of a prospectus. This news release shall not constitute an offer to sell or the solicitation of any offer to buy the securities described above, nor shall there be any sale of these securities in any state in which such offering, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. This press release may contain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Juno's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that can cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in Juno's reports on Form 10-K and 10-Q and its registration statement on Form S-4 on file with the Securities and Exchange Commission.


CONTACT:       Joel Chemers of Juno Lighting, Inc. (847) 813-8384
               George Bilek of Juno Lighting, Inc. (847) 813-8330